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                                                                   EXHIBIT 99.10


                                                                  EXECUTION COPY


                            INDEMNIFICATION AGREEMENT

                    GMAC COMMERCIAL MORTGAGE SECURITIES, INC.
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-C2

         WHEREAS, GMAC Commercial Mortgage Corporation ("GMACCM") sold certain mortgage loans (the "Salomon Warehouse Mortgage Loans") to Salomon Brothers Realty Corp. ("Salomon") pursuant to four Mortgage Loan Purchase Agreements (collectively, the "Salomon Purchase Agreements"), dated as of June 28, 1999, September 29, 1999, December 29, 1999 and March 30, 2000, respectively; certain mortgage loans (the "GSMC Warehouse Mortgage Loans") to Goldman Sachs Mortgage Company ("GSMC") pursuant to a Mortgage Loan Purchase Agreement dated as of September 29, 1999 (the "GSMC Purchase Agreement"); and certain mortgage loans (the "GACC Warehouse Mortgage Loans," and with the Salomon Warehouse Mortgage Loans and the GSMC Warehouse Mortgage Loans, the "Warehouse Mortgage Loans") to German America Capital Corporation ("GACC") pursuant to three Mortgage Loan Purchase Agreements (collectively, the "GACC Purchase Agreements," and with the Salomon Purchase Agreement and the GSMC Purchase Agreements, the "Purchase Agreements") dated as of September 29, 1999, March 30, 2000, and June 29, 2000, respectively;

         WHEREAS, the Federal Home Loan Mortgage Corporation issued a multifamily mortgage participation certificate issued and guaranteed by the Federal Home Loan Mortgage Corporation (the "Mortgage Certificate") to GMACCM, which Mortgage Certificate represents an undivided beneficial ownership interest in a discrete pool of two mortgage loans (the "Underlying Mortgage Loans," and with the Warehouse Mortgage Loans, the "Mortgage Loans") originated by GMACCM;

         WHEREAS, each of Salomon, GSMC, GACC and GMACCM intends to sell the Salomon Warehouse Mortgage Loans, the GSMC Warehouse Mortgage Loans, the GACC Warehouse Mortgage Loans and the Mortgage Certificate to GMAC Commercial Mortgage Securities, Inc. (the "Depositor") and the Depositor intends to transfer the Warehouse Mortgage Loans and the Mortgage Certificate, together with other multifamily and commercial mortgage loans to a trust fund (the "Trust Fund") to be formed by the Depositor, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of August 1, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, as depositor, GMACCM, as master servicer and special servicer, and Wells Fargo Bank Minnesota, N.A., as trustee and securities intermediary (in such capacity, the "Trustee");

         WHEREAS, each of Salomon, GSMC and GACC in connection with the transactions described above, entered into a Supplemental Agreement, each dated as of August 8, 1999 (each a "Supplemental Agreement," and collectively, the "Supplemental Agreements") with



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GMACCM, which amended and supplemented certain of the provisions of each of the
Purchase Agreements as they relate to the Warehouse Mortgage Loans in order to facilitate such transactions;

         WHEREAS, each of Salomon, GSMC and GACC will assign to the Depositor all of its right, title and interest in and to each of the Supplemental Agreements;

         WHEREAS, GMACCM will transfer the Mortgage Certificate to the Depositor pursuant to the Assignment and Assumption Agreement, dated as of August 17, 2000, between GMACCM and the Depositor;

         WHEREAS, as a condition precedent to the consummation of the transactions described above, it is required that GMACCM, indemnify the Depositor for any losses relating to any untrue statement or alleged untrue statement of a material fact, relating to the Mortgage Loans and the Mortgage Certificate (collectively, the "Mortgage Assets"), contained in the Prospectus Supplement, the Memorandum, the Diskette, or any Computational Material or ABS Term Sheets (each as defined herein);

         NOW THEREFORE, in consideration of the agreements contained herein, and other valuable consideration, GMACCM and the Depositor agree as follows:

   1. Indemnification and Contribution. (a) GMACCM agrees to indemnify and hold harmless the Depositor, its officers and directors, and each person, if any, who controls the Depositor within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission (in the case of any such Computational Materials or ABS Term Sheets, when read in conjunction with the Prospectus and, in the case of the Memorandum, when read together with the other information specified therein as being available for review by investors) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but only if and to the extent that (i) any such untrue statement or alleged untrue statement is with respect to information regarding the Mortgage Assets contained in the Loan Detail or, to the extent consistent therewith, the Diskette or contained in the Term Sheet Diskette, to the extent consistent with the Term Sheet Master Tape; or (ii) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to information regarding GMACCM or the Mortgage Assets contained in the Prospectus Supplement or the Memorandum under the headings "Summary of Series 2000-C2 Transaction -- The Mortgage Assets," "--Geographic Concentrations of the Mortgaged Property," "--Property Types," "--Prepayment Protection Provided by the Mortgage Loans," "--Payment Terms of the Mortgage Loans," "Risk

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Factors" and/or "Description of the Mortgage Assets" or contained on Annex A to the Prospectus Supplement (exclusive of the Loan Detail), and such information does not represent a restatement or aggregation of information contained in the Loan Detail; or (iii) such untrue statement, alleged untrue statement, omission or alleged omission arises out of or is based upon a breach of the representations and warranties of GMACCM set forth in or made pursuant to
Section 2(a) of each of the Supplement Agreements; provided that the indemnification provided by this Section 1 shall not apply to the extent that such untrue statement of a material fact or omission of a material fact necessary to make the statements made, in light of the circumstances in which they were made, not misleading, was made as a result of an error in the manipulation of, or calculations based upon, the Loan Detail. This indemnity agreement will be in addition to any liability which GMACCM may otherwise have.

         For purposes of the foregoing, "Registration Statement" shall mean the registration statement No. 333-74299 filed by the Depositor on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated July 31, 2000, as supplemented by the prospectus supplement dated August 8, 2000 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated August 17, 2000, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); and "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"). The mortgage loan and related information contained on the diskette attached to any ABS Term Sheets or Computational Materials is referred to herein as the "Term Sheet Diskette" and the tape provided by GMACCM that was used to create the Term Sheet Diskette is referred to herein as the "Term Sheet Master Tape." References herein to ABS Term Sheets or Computational Materials shall include any Term Sheet Diskette provided therewith.

         (b) Promptly after receipt by any person entitled to indemnification under this Section 1 (each, an "indemnified party") of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against GMACCM (the "indemnifying party") under this
Section 1, notify the indemnifying party in writing of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this
Section 1. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to

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the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, which approval will not be unreasonably withheld, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Depositor and the indemnifying party, representing all the indemnified parties under Section 1(a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or
(iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii).

         (c) If the indemnification provided for in this Section 1 is due in accordance with its terms but is for any reason held by a court to be unavailable to an indemnified party on grounds of policy or otherwise, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities, in such proportion as is appropriate to reflect the relative fault of the indemnified and indemnifying parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the indemnified and indemnifying parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such parties.

         (d) The Depositor and GMACCM agree that it would not be just and equitable if contribution pursuant to Section 1(c) were determined by pro rata allocation or by any other method of allocation that does not take account of the considerations referred to in Section 1(c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in this Section 1 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim, except where the indemnified party is required to bear such expenses pursuant to this Section 1, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnifying party will be ultimately obligated to pay such expenses. If any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party that received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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         (e) The indemnity and contribution agreements contained in this Section
1 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by any indemnified party, and (iii) acceptance of and payment for any of the Certificates.

   2. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to GMACCM, addressed to GMAC Commercial Mortgage Corporation at 250 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Corporation, or such other address or facsimile number as may hereafter be furnished to the Depositor in writing by GMACCM; and if to the Depositor, addressed to GMAC Commercial Mortgage Corporation at 250 Witmer Road, Horsham, Pennsylvania 19044-8015, Attention: Structured Finance Manager, facsimile no. (215) 328-1775, with a copy to the General Counsel, GMAC Commercial Mortgage Securities, Inc., or such other address or facsimile number as may hereafter be furnished to GMACCM.

   3. Severability. The invalidity or unenforceability of any one or more phrases, sentences, paragraphs or Sections in this Agreement shall not affect the validity or enforceability of the remaining portions of this Agreement or any part thereof.

   4. Definitions. Capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Underwriting Agreement and the Pooling and Servicing Agreement.

   5. Miscellaneous. THIS INDEMNIFICATION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Indemnification Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns and the controlling persons referred to herein, and no other person shall have any right or obligation hereunder. Neither this Indemnification Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. This Indemnification Agreement may be executed in counterparts, each of which when so executed and delivered shall be considered an original, and all such counterparts shall constitute one and the same instrument. Any person into which GMACCM may be merged, consolidated or converted, or any corporation resulting from any merger or consolidation to which GMACCM shall be a party, or any person succeeding to the business of GMACCM, shall be the successor of GMACCM, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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         IN WITNESS WHEREOF, the parties hereto have caused this Indemnification
Agreement to be duly executed by their respective officers hereunto duly authorized, this 8th day of August, 2000.

                                  GMAC COMMERCIAL MORTGAGE CORPORATION


                                  By:  /s/ David Lazarus
                                       --------------------------------
                                         Name:      David Lazarus
                                         Title:     Vice President


                                  GMAC COMMERCIAL MORTGAGE SECURITIES, INC.


                                  By:  /s/ David Lazarus
                                       --------------------------------
                                         Name:      David Lazarus
                                         Title:     Vice President